UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 24, 2017

HESS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas

New York, New York 10036

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Announcement of the Date of the Annual Meeting of Stockholders

Hess Corporation (the “Company”) has scheduled its next Annual Meeting of Stockholders (the “Annual Meeting”) for Wednesday, June 7, 2017. In order for a stockholder proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the proposal must be received by the corporate secretary at Hess Corporation, 1185 Avenue of the Americas, New York, NY 10036, Attention: Corporate Secretary, no later than April 3, 2017, which the Company has determined to be a reasonable time before it expects to begin to print and mail its proxy materials. Any such proposals must meet the requirements of the Securities and Exchange Commission to be eligible for inclusion in the Company’s proxy materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2017

HESS CORPORATION

By:	/s/ Timothy B. Goodell
Name:	Timothy B. Goodell
Title:	Senior Vice President, General Counsel and Secretary